Exhibit 99.2

THIS WARRANT AND THE COMMON STOCK RECEIVABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED.

Void after 5:00 P.M., Central Time, on January 16, 2008

WARRANT TO PURCHASE COMMON STOCK

ANDREW CORPORATION

WARRANT NO. W-1	ORIGINAL ISSUE DATE: January 16, 2004

This is to certify that, FOR VALUE RECEIVED, TruePosition, Inc. (“Holder”) is entitled to purchase, subject to the provisions of this Warrant (as defined herein), from ANDREW CORPORATION (the “Company”), at any time until 5:00 P.M., Central Time, on January 16, 2008 (“Expiration Date”), One Million (1,000,000) shares (“Shares”) of the Company’s Common Stock, $.01 par value per share (“Common Stock”).  The exercise price of the Warrant shall be $17.70 per Share (“Exercise Price”).

1.                                       Exercise of Warrant.  This Warrant may be exercised, in whole or in part at any time or from time to time until the Expiration Date or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto as Exhibit A duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such form (i) in the form of cash, certified check, or bank draft payable to the order of the Company, or other form of payment acceptable to the Company, for an amount of United States dollars equal to the Exercise Price of such Shares; (ii) by tendering previously acquired Shares of the Corporation valued at such Shares’ Fair Market Value on the date of tender; (iii) in the manner described in Section 12; or (iv) a combination of (i), (ii), and (iii). The Shares so purchased shall be deemed to be issued to the Holder or the Holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered and the completed Exhibit A shall have been delivered and payment shall have been made for such Shares as set forth above or, if such day is not a business day, on the next succeeding business day.  The Shares so purchased, representing the aggregate number of shares specified in the executed Exhibit A, shall be delivered to the holder hereof within a reasonable time, not exceeding 10 business days, after this Warrant shall have been so exercised.  If (a) the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and (b) the certificates therefor are not required to bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company, upon request of the Holder, shall cause its transfer agent to electronically transmit the Shares so purchased to the Holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”).  If the aforementioned conditions to a DTC Transfer are not satisfied or such transfer is not so requested by the Holder, the Company shall deliver physical certificates representing the Shares so purchased to the Holder.

If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company, in proper form for exercise and accompanied by the Exercise Price, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not then be actually delivered to the Holder.

As used herein, “Fair Market Value” as of any date shall mean if the Company’s Common Stock is traded on an established market which reports last sale information, the price of the Common Stock as of the close on the day before such date (or if no sales occurred that day the most recent day sales occurred preceding such date); if the Company’s Common Stock is quoted on the NASDAQ Stock Market, the closing bid price per share on such date; or if the Company’s Common Stock is publicly held but not traded on an established market which reports last sale information or quoted on the NASDAQ Stock Market, the fair market value of such Common Stock as determined by the Board of Directors of the Company in good faith and in their sole discretion.  If the Common Stock is not publicly held, Fair Market Value shall be determined by the Board of Directors of the Company in good faith and in its sole discretion.

2.                                       Registration of Shares.  The Company shall use its reasonable best efforts to prepare and file as promptly as practicable after the date hereof with the SEC a registration statement on Form S-3 with respect to the Shares issuable upon the exercise of this Warrant (the “Registration Statement”) and to effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or “blue sky” laws and compliance with any other applicable governmental requirements or regulations) as the Holder hereof may reasonably request and that would permit or facilitate the sale of such Shares in the open market (provided, however, that the Company shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), and shall use its reasonable best efforts so that such Registration Statement and all other such registrations, qualifications and compliances may become effective no later than 120 days following the date hereof.  Notwithstanding the foregoing, the Company shall not be obligated to effect an underwritten registration statement.

The Company will use its reasonable best efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances for a period of eighteen months following the earlier of Expiration Date or the date upon which Holder has fully exercised this Warrant (the “Registration Effective Period”), and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act of 1933, as amended (the “Act”), the Securities and Exchange Act of 1934, as amended and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

Upon the exercise of this Warrant following the date on which the Registration Statement is first declared effective, the Holders will be permitted (subject in all cases to compliance with the prospectus delivery requirements of the Act) to offer and sell the Shares issued upon the exercise of this Warrant during the Registration Effective Period in the manner described in the Registration Statement, provided that the Registration Statement remains effective and has not been suspended.

Notwithstanding any other provision of this Warrant, the Company shall have the right at any time (but only five times during the term of this Agreement and no more than three times in any twelve-month period) to require that the Holder hereof suspend further open market offers and sales of the Shares issued upon exercise of this Warrant whenever, and only if, in the reasonable good faith judgment of the Company after receipt of advice from outside counsel there is or there is reasonably likely to be in existence material undisclosed information or events with respect to the Company (the “Suspension Right”).  In the event the Company exercises the Suspension Right, such suspension will continue only for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to the Company or its stockholders or until such time as the information or event is no longer material (but in no event more than 30 days), each as determined in good faith by the Company after receipt of advice from outside counsel.  The Company will promptly give the Holders notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension.

3.                                       Reservation and Listing of Shares.  The Company hereby agrees that at all times that this Warrant remains outstanding, there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance or delivery upon exercise of this Warrant.  Not later than 30 days after the date hereof, the Company shall list the Shares on the NASDAQ Stock Market.

4.                                       Limit on Fractional Shares. No fractional Shares shall be issued in connection with any exercise hereof, but in lieu of such fractional Shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the amount by which the Fair Market Value of a Share of Common Stock on the date of such exercise exceeds the Exercise Price then in effect.  All computations in connection with the adjustment of the Exercise Price shall be rounded to the fourth decimal place.

5.                                       Shares To Be Fully Paid.  All Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

6.                                       Exchange, Assignment or Loss of Warrant.  This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Shares purchasable hereunder.  Subject to Section 11, any transfer or assignment shall be made by surrender of this Warrant to the Company with the Assignment Form annexed hereto as Exhibit B duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.  The Holder hereof shall be entitled to transfer this Warrant without the consent of the Company.  This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Subject to such right of indemnification, any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

7.                                       Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

8.                                       Adjustment Provisions.  The number and type of shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

(a)                                  If the number of Shares of Common Stock outstanding is increased by a stock dividend payable in Shares of Common Stock or by a subdivision or split-up of Shares of Common Stock, then, following the record date for the determination of Holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the number of Shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be appropriately adjusted so that the number of Shares of Common Stock issuable on exercise of this Warrant shall be increased, and the Exercise Price shall be decreased, in proportion to such increase in outstanding Shares.

(b)                                 If the number of Shares of Common Stock outstanding is decreased by a combination of the outstanding Shares of Common Stock, then, following the record date for such combination, the number of Shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be appropriately adjusted so that the number of Shares of Common Stock issuable on exercise of this Warrant shall be decreased, and the Exercise Price increased, in proportion to such decrease in outstanding Shares.

(c)                                  In the event of any capital reorganization of the Company, any reclassification of the stock of the Company (other than a change in par value, or a change from no par value to par value, or a change from par value to no par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), any consolidation or merger of the Company, or any sale, lease, or conveyance to another person of the property of the Company pursuant to which the Company’s Common Stock is converted into other securities, cash or assets, each Warrant shall, after such reorganization, reclassification, consolidation, merger or conveyance, be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger to which the holder of the number of shares of Common Stock is deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or conveyance.  The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers or conveyances.

(d)                                 If at any time the Company shall take a record of the holders of its Shares of Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

(i)                                     cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company),

(ii)                                  any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

(iii)                               any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the per share Fair Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such per share Fair Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Exercise Price then in effect shall be adjusted to equal (A) the Exercise Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.  A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 8(d) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 8(a).  “Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.  “Convertible Securities” means evidences of indebtedness, shares of capital stock or other securities that are or may be at any time convertible into or exchangeable for shares of Common Stock.  “Additional Shares of Common Stock” means all shares of Common Stock issued by the Company after the Original Issue Date (as first above written), and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except (i) the Shares; (ii) shares of Common Stock to be issued to strategic partners and/or in connection with a strategic merger or acquisition; (iii) shares of Common Stock or the issuance of options to purchase shares of Common Stock to employees, officers, directors, consultants and vendors in accordance with the Company’s equity incentive policies; and (iv) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities issued or outstanding prior to the date hereof.  “Other Common” means any other ownership interest of the Company of any class which shall be authorized at any time after the Original Issue Date (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

(e)                                  Prior to any offer by the Company that gives holders of the Company’s Common Stock the option to exchange or tender shares of Common Stock for any assets or securities of the Company or of any other entity, the Company shall give the Holder the option to convert all or a portion of its right to purchase Shares hereunder into the amount of such other assets or securities of the Company or of any other entity that the Holder would have been entitled to receive had it been the holder of record of the Shares receivable upon exercise of this Warrant on the date of any record date of any such exchange or tender offer.  The Company shall provide the Holder twenty (20) days prior written notice of any such exchange or tender offer and the Holder’s right to exercise its right pursuant to the immediately foregoing sentence shall terminate after the expiration of such twenty (20) day period unless the Holder has notified the Company in writing that it is exercising such rights.

(f)                                    The Company shall provide the Holder with not less than twenty (20) days written notice prior to the applicable record date or effective date of the occurrence of any of the events described in this Section 8, which notice shall set forth in detail all material facts and circumstances surrounding and relating to such event.  The Company shall also provide the Holder with such notice if any event occurs of the type contemplated by the adjustment provisions of this Section 8 but not expressly provided for by such provisions, and the Company’s Board of Directors will make an appropriate adjustment in the Exercise Price and the number of Shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

9.                                       Statement of Adjustment.  Whenever the Exercise Price shall be adjusted as provided in Section 8, the Company shall make available for inspection by the Holder, during regular business hours, at its principal executive offices or at such other place as may be designated by the Company, a statement, signed by its chief executive officer or president, showing in detail the facts requiring such adjustment and the Exercise Price that shall be in effect after such adjustment.  The Company shall also cause a copy of such statement to be sent by first-class certified mail, return receipt requested and postage prepaid, to Holder at such Holder’s address appearing on the Company’s records.

10.                                 Notices.  Unless otherwise provided herein, any notice, request, instruction or other document to be given hereunder by any party shall be in writing and delivered in person or by courier or by facsimile transmission (followed by mailing certified mail, postage prepaid, return receipt requested) or mailed by certified mail, postage prepaid, return receipt requested, as follows: (a) to the Holder at the Holder’s address as it appears in the records of the Company or at such other address as the Holder may otherwise indicate in a written notice delivered to the Company; or (b) to the Company, at its principal place of business, Attn: President, or at such other address as the Company may otherwise indicate in a written notice delivered to Holder.  All such notices, requests, instructions, documents and other communications will: (i) if delivered personally to the address as provided in this Section 10, be deemed given upon delivery; (ii) if delivered by facsimile transmission, be deemed given upon receipt and (iii) if delivered by mail in the manner described above, be deemed given 5 days after being placed in the mail.

11.                                 Transfer to Comply with the Securities Act of 1933.  Until such time as the Registration Statement is declared effective, the Company may cause the following legend, or one similar thereto, to be set forth on each certificate representing the Shares or any other security issued or issuable upon exercise of this Warrant:

The securities represented by this certificate may not be offered for sale, sold or otherwise transferred in the absence of an effective registration statement under the Securities Act of 1933 (the “Act”), and under any applicable state securities law, an opinion of counsel satisfactory to the Company that such registration is not, in the circumstances required, or evidence satisfactory to the Company that the Shares have been sold in compliance with Rule 144 promulgated under the Act.

Neither this Warrant nor any Shares issued upon the exercise hereof shall be transferred other than pursuant to an effective registration statement under the Act or an exemption from the registration provisions thereof.  Notwithstanding the foregoing, following the date on which the Shares have been registered under the Act or otherwise may be sold by the holder pursuant to Rule 144(k) promulgated under the Act (or a successor rule), the Shares shall not bear any restrictive legend.

12.                                 Additional Right to Exercise.  The Holder shall have the right to require the Company to convert this Warrant (“Conversion Right”), at any time after it is exercisable, or the portion then exercisable, but prior to its expiration, into Shares as provided in this Section 12.  Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by him of the Exercise Price) that number of Shares equal to the quotient obtained by dividing (i) the value of this Warrant with respect to the exercised Shares at the time of the exercise of the Conversion Right (determined by subtracting the aggregate Exercise Price for the exercised Shares immediately before the time of the closing of the Conversion Right from the aggregate Fair Market Value of the exercised Shares at such time) by (ii) the Fair Market Value of one Share immediately before the time of the closing of the Conversion Right.

(a)                                  The Conversion Right may be exercised by the Holder, at any time or from time to time, prior to its expiration, on any business day by delivering a written notice in the form attached hereto as Exhibit C (“Conversion Notice”) to the Company at the Company’s offices exercising the Conversion Right and specifying (i) the total number of Shares he desires to purchase pursuant to such conversion and (ii) a date not less than one and not more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

(b)                                 At the closing of the Conversion Right: (i) the Holder will surrender this Warrant; (ii) the Company will deliver to the Holder a certificate or certificates for the number of Shares issuable upon such conversion; and (iii) the Company will deliver to the Holder a new Warrant representing the number of Shares, if any, with respect to which this Warrant shall not have been exercised.

13.                                 Exemption from Registration for Warrant Exercise.  The Company and the Holder acknowledge that the Company will be relying on an exemption from the registration requirements of the Act to deliver Shares to the Holder upon the exercise of the Warrant.  The Holder agrees to provide the Company with such information and representations as may be requested by the Company in order to establish a claim to an exemption from the registration requirements of the Act and any applicable state securities laws, including, a representation that the Holder is taking the Shares for investment, and not with a view to distribution.

14.                                 Governing Law; Jurisdiction.  This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.  Each of the Company and the Holder irrevocably consents to the nonexclusive jurisdiction of the United States federal courts and state courts located in Wilmington, Delaware in any suit or proceeding based on or arising under this Warrant.  Each of the Company and the Holder irrevocably waives any objection to the laying of venue and the defense of an inconvenient forum to the maintenance of such suit or proceeding in such courts.  Each of the Company and the Holder further agrees that service of process upon it mailed by certified or registered mail to the address set forth in Section 10 shall be deemed in every respect effective service of process upon it in any such suit or proceeding.  Nothing herein shall affect the Holder’s right to serve process in any other manner permitted by law.  Each of the Company and the Holder agrees that a final nonappealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

15.                                 Successors and Assigns.  The rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder hereof.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

16.                                 Amendment.  This Warrant may not be modified or amended or the provisions hereof waived except by the written consent of the Company and the Holder.

17.                                 Other Actions.  The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the Holder of this Warrant in order to protect the economic benefit inuring to the Holder hereof and the exercise privilege of the Holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant.

ANDREW CORPORATION

By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer

EXHIBIT A

PURCHASE FORM

Dated: , 200

The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing                           shares of Common Stock of Andrew Corporation, and hereby makes payment of $                                 in payment of the actual Exercise Price thereof.

[    ]  The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock being acquired hereby to the account of the undersigned or its nominee (which is                              ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).

INSTRUCTIONS FOR REGISTRATION OF SHARES

Name:
(Please typewrite or print in block letters)

Address:

Signature:

EXHIBIT B

ASSIGNMENT FORM

Dated: , 200

FOR VALUE RECEIVED,

hereby sells, assigns and transfers unto

Name:
(Please typewrite or print in block letters)

Address:

the right to purchase Shares represented by this Warrant to the extent of                              shares of Common Stock as to which such right is exercisable and does hereby irrevocably constitute and appoint                                         , attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Signature:

EXHIBIT C

CASHLESS EXERCISE FORM

I hereby exercise my Warrant granted by ANDREW CORPORATION (the “Company”) by means of a cashless purchase and seek to convert my Warrant into                       of Common Stock of the Company pursuant to said Warrant.  I understand that this exercise is subject to all the terms and provisions of my Warrant Agreement.

I request that the closing of this conversion take place on                  (a date not less than one and not more than 20 business days from this date).

I hereby represent that the                   shares of Common Stock, to be delivered to me pursuant to the above-mentioned exercise of said Warrant, are being acquired by me as an investment and not with a view to distribute, or for sale in connection with the distribution of, any shares of Common Stock thereof.

Dated:

Name (please print)

Signature

Address

Social Security Number

Receipt is hereby acknowledged of the delivery to me by ANDREW CORPORATION of certificates for                 shares of Common Stock of the Corporation purchased by me pursuant to the terms and conditions of my Warrant Agreement.

Date:

Signature